________________________________________________________________________________

________________________________________________________________________________




                               SECURITY AGREEMENT



                                 By and Between


                  AIRTRAN AIRWAYS, INC. AND AIRWAYS CORPORATION
                           (collectively, the Debtor)


                                       And


              SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION
                             (the Secured Creditor)



                                  March 7, 1996




________________________________________________________________________________

________________________________________________________________________________

                                TABLE OF CONTENTS


(The Table of Contents for this Security Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Security Agreement.)


Paragraph               Caption                                           Page
                        -------                                           ----
 Number
 ------
1.    DEFINITIONS..........................................................  1
      -----------
2.    COLLATERAL...........................................................  5
      ----------
3.    GRANT OF SECURITY INTEREST...........................................  5
      --------------------------
4.    REPRESENTATIONS, WARRANTIES AND COVENANTS............................  5
      -----------------------------------------
5.    DEFAULT..............................................................  8
      -------
6.    RIGHTS UPON DEFAULT..................................................  9
      -------------------
7.    PERFECTION........................................................... 11
      ----------
8.    OTHER DOCUMENTS...................................................... 12
      ---------------
9.    NOTICE............................................................... 12
      ------
10.   POWER OF ATTORNEY.................................................... 12
      -----------------
11.   TERM................................................................. 12
      ----
12.   TIME................................................................. 13
      ----
13.   WAIVER............................................................... 13
      ------
14.   MISCELLANEOUS........................................................ 13
      -------------
15.   GOVERNING LAW........................................................ 14
      -------------
16.   SEVERABILITY......................................................... 14
      ------------
17.   DOCUMENTARY STAMPS................................................... 14
      ------------------
18.   NO THIRD PARTY BENEFICIARIES......................................... 14
      ----------------------------
19.   COSTS AND ATTORNEYS FEES............................................. 14
      ------------------------
20.   COMPLETE AGREEMENT................................................... 14
      ------------------
21.   WAIVER OF JURY TRIAL................................................. 15
      --------------------



EXHIBIT A         DESCRIPTION OF PERMITTED ENCUMBRANCES

EXHIBIT B         PLACES OF BUSINESS

                                                        EXHIBIT 10.22


                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT (the "Security Agreement") made and entered into this ___ day of March, 1996 by and between:

            AIRTRAN AIRWAYS, INC., a Delaware corporation, and AIRWAYS CORPORATION, a Delaware corporation, 6280 Hazeltine National Drive, Orlando, Florida 32822 (hereinafter collectively referred to as the "Debtor"),

                                       and

            SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, 200 South Orange Avenue, Orlando, Florida 32801 (hereinafter referred to as the "Secured Creditor").


                              W I T N E S S E T H:


            WHEREAS, the Debtor has requested the Secured Creditor to advance or loan to it certain money as hereinafter set forth and the Secured Creditor is unwilling to make such advance or loan unless and until the Debtor has granted to the Secured Creditor an enforceable and perfected security interest in certain collateral as hereinafter set forth;

            NOW, THEREFORE, the Debtor agrees with the Secured Creditor as follows:

            1. DEFINITIONS. As used in this Security Agreement, the following terms and conditions shall have the meanings set forth below:


            "Cash Collateral Account" shall mean an account of the Debtor maintained at the Secured Party which shall at all times have a balance equal to twenty-four (24) then current monthly payments under the Lease from time to time.

            "Chattel Paper" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.

            "Collateral" shall mean the goods and other property described in paragraph 2 of this Agreement.

            "Copyrights" shall mean the rights to all copyrighted material and all rights under the copyright laws of the United States belonging or ascribed to the Debtor.

            "Document" shall mean any now owned or hereafter acquired bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document, whether negotiable or non-negotiable, which in the regular course of business of financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

            "Equipment" shall mean all now existing and hereafter acquired goods (other than inventory and aircraft) located on, or used or usable in connection with, the real property encumbered by the Leasehold Mortgage, including, but not limited to, machinery, furniture, furnishings, fixtures, textures, dies, parts (including spare parts and repair parts) and tools, together with all fittings, accessories, accessions, additions, modifications, improvements, equipment and special tools now or hereafter affixed to any or any part of the foregoing or used in connection with any part of the foregoing and all replacements of any part thereof and all products and Proceeds of any of the foregoing.

            "Fixtures" shall mean goods incorporated into or permanently attached to a structure.

            "Instrument" shall mean a negotiable instrument or any other writing which evidences a right to payment of money and is not itself a security agreement or lease and is of a type which is in ordinary course of business transferred by delivery with any necessary endorsement or assignment.

            "Intangible Assets" shall mean any personal property (including things in action) other than goods, accounts, Chattel Paper, Documents, Instruments and money and including, but not limited to all of the Debtor's now owned or hereafter acquired (i) deferred assets, other than prepaid insurance and prepaid taxes, (ii) goodwill, manufacturing and processing rights, Patents, Licenses, franchises, permits, Copyrights, trade secrets, customer lists, tax refund claims, incentive payments, insurance proceeds, experimental expenses and other similar assets which would be classified as "intangible assets" under GAAP, (iii) treasury stock and any write-up of the value of any assets after the date hereof unless in accordance with GAAP, and (iv) all Proceeds of any and all of the foregoing.

            "Lease" shall mean that certain Orlando Tradeport Maintenance Hangar Lease Agreement dated December 11, 1989 by and and between the Greater Orlando Aviation Authority ("GOAA") and Page Avjet Corporation ("PAC"), as amended by Amendment No. 1 dated June 22, 1990 by and between GOAA and PAC, as assigned to Debtor by instrument dated February 29, 1996 by and among Debtor, PAC and Page Avjet Holding Corporation, and as amended by Agreement and Second Amendment dated January 25, 1996 by and between GOAA and Debtor.

            "Leasehold Mortgage" shall mean that certain Leasehold Mortgage and Security Agreement of even date herewith executed by the Debtor in favor of the Secured Creditor and any and all modifications, amendments, restatements or replacements thereof.

            "Letter of Credit Agreement" shall mean that Letter of Credit and Facility Agreement of even date herewith entered into by and between the Debtor and the Secured Creditor and any and all amendments, modifications, supplements or restatements thereof.

            "Liabilities" shall mean any and all of the following:

                  (a) Principal and interest and all other monies due or to become due under the Promissory Note, including any extensions or renewals thereof.

                  (b) Any and all other liabilities or obligations, primary, secondary, direct, contingent, sole, joint or several, due or to become due, or which may be hereafter contracted or acquired of the Debtor to the Secured Creditor including, but not limited to, any and all loans or other advances, whether obligatory or otherwise, which the Secured Creditor may, but is not obligated to, make to the Debtor at any time in the future.

                  (c) All other monies (in addition to principal and interest) due or to become due the Secured Creditor from the Debtor including, but not limited to, all costs and expenses including attorney's fees which the Secured Creditor is entitled or permitted for any reason whatsoever to recover under any statute, promissory note or agreement, including but not limited to, this Security Agreement, the Promissory Note and the Leasehold Mortgage. As used herein and elsewhere in this Security Agreement, costs and expenses, including attorney's fees, shall include costs and expenses incurred by the Secured Creditor in proceeding against the Collateral or against the Debtor and shall include costs and expenses, including attorney's fees, which the Secured Creditor may incur or become liable for as a result of enforcing any of its rights and privileges under this Security Agreement, whether in any initial suit or an appeal therefrom.

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

                  (d) Any future advances that the Secured Creditor may make to the Debtor, whether discretionary or obligatory, provided, however, that Secured Creditor shall be under no duty whatsoever by virtue of this Security Agreement to make any such future advances whatsoever to the Debtor. In the event the Secured Creditor subsequent to the date of this Security Agreement makes any advances to the Debtor, said advances shall conclusively be deemed to be and shall be future advances under this subparagraph and within the definition of Liabilities as defined herein.

            "Licenses" shall mean any license agreement under which the Debtor is or becomes licensed to use a patent or trademark and any license agreement under which the Debtor shall license any third party to use any Patent or Trademark of the Debtor.

            "Patents" shall mean any U.S. patents and U.S. patent applications, including, without limitation, the inventions and improvements described and claimed therein, and the reissues and renewals thereof and all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to all U.S. patents and U.S. patent applications, including, without limitation, damages and payments for past or future infringements thereof.

            "Permitted Encumbrances" shall mean those encumbrances, liens or security interests set forth in Exhibit "A" attached hereto.

            "Places of Business" shall mean any location at which the Debtor or any Subsidiary conducts its business, including, but not limiting to, the storage of inventory, all of which are set forth in Exhibit "B" attached hereto.

            "Proceeds" shall mean all cash and non-cash proceeds received upon the sale, exchange, collection or other disposition of the Collateral, including but not limited to insurance payable by reason of loss or damage to Collateral; provided, however, that nothing in this definition shall in and of itself be construed to grant the Debtor any authority whatsoever to sell or otherwise dispose of the Collateral.

            "Promissory Note" shall mean that certain Promissory Note executed by the Debtor in favor of the Secured Creditor dated the date hereof in the face amount of $2,000,000.00, and all amendments, supplements, renewals and replacements thereof.

            "UCC" shall mean the Florida Uniform Commercial Code as set forth in Chapters 671 through 680, Florida Statutes, as the same may be amended from time to time.



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

            2. COLLATERAL. As used in this Security Agreement, the term "Collateral" shall mean and include any and all of the following:

            (a) all Chattel Paper, Documents, Equipment, Fixtures, Instruments, Intangible Assets and the Proceeds thereof, of the Debtor whether now owned or hereafter existing or acquired;

            (b) to the extent not encumbered above, all of the right, title and interest of the Debtor, whether now owned or hereinafter acquired, in and to the goods or other property represented by or securing the Chattel Paper and Instruments;

            (c) all rights of the Debtor as an unpaid lienor, including stoppage in transit, replevin and reclamation;

            (d) all monies, bank accounts (including the Cash Collateral Account), balances, credits, deposits, collections, drafts, bills, notes, securities, and other property of every kind and nature (whether tangible or intangible) now owned or hereafter acquired by the Debtor and at any time in the actual or constructive possession of (or in transit to) the Secured Creditor or its correspondents or agents in any capacity or for any purpose;

            (e) all books, records, ledger cards and other property relating to (a) through (d) above, including computer programs, tapes and related software; and

            (f)   all Proceeds and products of (a) through (e) above.

            3. GRANT OF SECURITY INTEREST. To secure the payment of all Liabilities to the Secured Creditor, the Debtor does hereby grant to the Secured Creditor a security interest in each and all of the Collateral.

            4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor does hereby represent and warrant to and covenant with the Secured Creditor as follows:

            (a) That the Debtor is the absolute owner of the Collateral free and clear of all liens and security interests whatsoever except for (i) the security interest granted the Secured Creditor by this Security Agreement and
(ii) the Permitted Encumbrances.

            (b) That the Collateral will be used solely for business purposes.

                  (c) That the Collateral will be kept at the Places of Business and the Debtor shall not remove the Collateral from said location(s) without the prior written consent of Secured Creditor.

                  (d) That the Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

                  (e) That by virtue of this Security Agreement and the perfection of said security interest in accordance with the provisions of paragraph 7 hereof, except for the Permitted Encumbrances the Secured Creditor has a valid, enforceable, perfected and first priority security interest in the Collateral.

                  (f) That except for the Permitted Encumbrances, as they presently exist as of the date of this Security Agreement, the Debtor has not and shall not grant to any person other than the Secured Creditor a security interest or any other interest or claim in the Collateral.

                  (g) That except for financing statements to perfect the Permitted Encumbrances as filed as of the date of this Security Agreement, there is not now and will not be filed in the future in any jurisdiction any financing statement listing any person other than the Secured Creditor as a secured party covering any or all of the Collateral.

                  (h) That the Debtor will not permit any liens or security interests other than (i) the Permitted Encumbrances and (ii) the Secured Creditor's security interest, to attach to any of the Collateral, permit any of the Collateral to be levied upon under legal process, permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Security Agreement, or permit the Collateral to be or to become a fixture (and it is expressly covenanted, warranted and agreed that the Collateral, and any part thereof, whether affixed to any realty or not, shall be and remain personal property), or to become an accession to other goods or property.

                  (i) That the Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of the Secured Creditor provided, however, that as long as the Debtor is not in default under this Security Agreement, it may replace its Equipment due to depreciation, repair and obsolescence.

                  (j) That the Debtor will not use the Collateral or permit the Collateral to be used in violation of any statute or ordinance and the Debtor shall further comply with all statutes, regulations and ordinances applicable to the use or its ownership of the Collateral and to its business.

                  (k) That the Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon any note or notes or other writing evidencing the Liabilities, or any of them.

                  (l) That during the term of this Security Agreement, the Debtor shall cause to be maintained on the Collateral insurance in an amount at least equal to the amount of the Liabilities and shall cause the Secured Creditor to be noted as a loss payee on said policies. At the request of the Secured Creditor, the Debtor shall promptly deliver to the Secured Creditor said policies of insurance along with certificates reflecting the Secured Creditor as a loss payee and providing for not less than thirty (30) days notice to the Secured Creditor prior to expiration or cancellation of same, and the Secured Creditor shall be entitled to retain in its possession said policies or certificates.

                  (m) That at its option, the Secured Creditor may discharge taxes, liens or security interests or encumbrances at any time levied upon or placed on the Collateral, including, but not limited to, any Permitted Encumbrances, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral provided, however, the Secured Creditor shall be under no duty or obligation to do so. The Debtor agrees to immediately reimburse the Secured Creditor on demand for any such payments made or any expenses incurred by the Secured Creditor together with interest at the highest rate permitted by law, pursuant to the foregoing authorization.

                  (n) That the Debtor's principal place of business is the address specified in the preamble to this Security Agreement and it will promptly give the Secured Creditor written notice of any change, provided, however, that said principal place of business may not be removed from the County where the Debtor is now located without the prior written consent of the Secured Creditor. The Debtor further represents and warrants that all of its business records, including those pertaining to all its accounts, shall be kept at the above stated address. The Secured Creditor shall have the right at all times to review, examine and make abstracts from said business records.

                  (o) That the Secured Creditor shall have the right at all times to inspect and examine the Collateral and to make schedules and listings thereof.

                  (p) That the Debtor shall not be dissolved or be consolidated or merged with any other entity without the prior written consent of the Secured Creditor nor shall the Debtor transfer (other than in the ordinary course of its business as permitted herein) a substantial part of its assets.

                  (q) That the Debtor will immediately notify the Secured Creditor if the Debtor suffers or permits any substantial or material changes in management or suffers or experiences any adverse financial change.

                  (r) That the Debtor will maintain the Collateral in good condition and repair and shall undertake and perform such other functions as may be necessary to keep and maintain the Collateral in good condition and repair.


                  (s) That the Debtor, at the request of the Secured Creditor, shall furnish to the Secured Creditor such financial statements of and financial information relating to the Debtor and its business and the Collateral, as the Secured Creditor may request and in such form as the Secured Creditor may request from time to time.

                  (t) That the Debtor shall at all times pay and keep current all Permitted Encumbrances and shall not default thereunder, but shall not make any prepayments thereunder.

            All of the foregoing representations, warranties and covenants shall be true and correct throughout the term of this Security Agreement and shall be fulfilled and maintained by the Debtor throughout the term hereof.

            5. DEFAULT. The occurrence of one or more of the following events shall constitute a default in this Security Agreement:

                  (a) The failure or omission of the Debtor to pay when due any Liability, including but not limited to, the failure to pay when due any payment of interest and/or principal of the Promissory Notes.

                  (b) The failure of the Debtor to keep, observe or perform any term or condition of this Security Agreement required hereunder to be kept, observed or performed by the Debtor and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) Debtor's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Debtor by Secured Creditor.

                  (c) The failure of the Debtor or to keep, observe or perform any term or condition of any loan document, including the

Promissory Note, the Leasehold Mortgage, and this Security Agreement, and any other loan agreement or other loan document evidencing or relating to the Liabilities required thereunder to be kept, observed or performed by the Debtor.

                  (d) The making or furnishing by the Debtor to the Secured Creditor of any representation, warranty or covenant in connection with this Security Agreement which is false.

                  (e) The making of an assignment by the Debtor for the benefit of its creditors.

                  (f) The commencement of proceedings in bankruptcy for reorganization of the Debtor or for the adjustment of any of its debts under the Bankruptcy Code or under any law, whether state or federal, now or hereafter existing for the relief of debtors.

                  (g) The appointment of a receiver or trustee for the Debtor or for any substantial part of its assets, or the institution of any proceedings for the dissolution, or the full or partial liquidation of the Debtor.

                  (h) The Debtor becomes insolvent or unable to pay debts as they mature.

                  (i) The occurrence of a default or an Event of Default under the Letter of Credit Agreement or any document executed in connection therewith.

            A default under this Security Agreement shall constitute a default under the terms and conditions of all promissory notes then existing and executed by the Debtor in favor of the Secured Creditor and shall also be and constitute a default under all promissory notes and other agreements then existing and which evidence in any way any Liability to the Secured Creditor including, but not limited to, any other loan documents or loan agreement between the Debtor and the Secured Creditor.

            6 RIGHTS UPON DEFAULT. Upon the occurrence of any default under this Security Agreement and the expiration of any applicable cure period, or whenever the Secured Creditor deems itself insecure, the Secured Creditor shall have and may exercise any or all of the following rights:

                  (a) To declare the Liabilities, or any of them (notwithstanding any provision thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become due and payable without demand or notice, and from and after the date of default the amount due on the Liabilities shall from and thereafter bear interest at the maximum rate of interest permitted from time to time under Florida law.

                  (b) To exercise from time to time any and all rights and remedies of a secured party under the UCC and any and all rights and remedies available to it under any other applicable law.

                  (c) To request the Debtor to assemble at its expense the Collateral and make it available to the Secured Creditor at a convenient place acceptable to the Secured Creditor and, upon the making of said request, the Debtor shall promptly comply with said request.

                  (d) To seize and take possession of the Collateral and dispose of same under the UCC and, in such case, if any notice is required under applicable law the giving of five (5) days written notice to the Debtor at its address set forth herein shall constitute reasonable notice to the Debtor provided, however, the Secured Creditor shall not by virtue of this Security Agreement be obligated to give any such notice to the Debtor. If the Debtor wishes to change its address at which said notice is to be given, the burden shall be upon the Debtor to so notify the Secured Party in writing and unless or until said notice is given, all notices sent to the Debtor at the address set forth herein shall be effective and valid notice to the Debtor. In the event of default, the Debtor expressly authorizes the Secured Creditor to enter upon all property owned by the Debtor for the purpose of taking into custody and seizing any and all of the Collateral. In the event of repossession of any or all of the Collateral, the Debtor authorizes the Secured Creditor to take into his possession any personal property found in or on the Collateral and to hold the same until claimed by the Debtor and in the event such personal property is not claimed within a reasonable time (not greater than ten (10) days) by the Debtor, the Secured Creditor is authorized to dispose of same in the same manner as the Collateral is disposed of and to apply the proceeds resulting therefrom to the Liabilities.

                  (e) To immediately offset against the Liabilities all other monies due or to become due the Debtor from the Secured Creditor, whether said monies are due or are to become due under this Security Agreement, or any other relationship whatsoever between the Debtor and the Secured Creditor.

            All proceeds resulting from the disposition of any of the Collateral or the exercise by the Secured Creditor of any of its rights under this Security Agreement shall be applied without any marshalling of assets first to the expenses of retaking and preparing the Collateral for sale including expenses of sale, next to other costs and attorneys' fees incurred by the Secured

Creditor in exercising its rights under this Security Agreement, next to the payment of interest and/or principal due on the Liabilities, as the Secured Creditor may determine, and finally to any other moneys due the Secured Creditor from the Debtor. Should any deficiency result after disposition of the Collateral, the Debtor shall remain liable for any deficiency.

            7. PERFECTION. In order to perfect the security interest in the Collateral granted to the Secured Creditor by the Debtor hereunder, the Debtor agrees to execute and deliver to the Secured Creditor any and all documents which are, in the opinion of the Secured Creditor or its counsel, necessary so as to perfect said security interest including, but not limited to, execution of appropriate UCC-1 financing statements to be filed with the Florida Secretary of State and with the appropriate filing officer in such other jurisdictions where any of the Collateral is or may be located.

            The Debtor further authorizes the Secured Party to file, in jurisdictions where this authorization will be given effect, financing statements signed only by the Secured Creditor describing the Collateral in the same manner as it is described herein, and, from time to time, at the request of the Secured Creditor, the Debtor will execute one or more financing statements and such other documents (and pay the cost of filing and recording same in all public offices deemed necessary or desirable by the Secured Creditor) and do such other acts and things, all as the Secured Creditor may request to establish and maintain a valid, enforceable and perfected security interest in the Collateral (free of all other liens and claims whatsoever except for the Permitted Encumbrances) to secure payment of the Liabilities including, without limitation, the deposit with the Secured Creditor of any certificate of title applicable to any of the Collateral and notation thereon of the security interest hereunder along with any necessary documents including notices of liens. At the request of the Secured Creditor, this Security Agreement executed by the Debtor, or a photocopy thereof, shall be deemed to be a financing statement authorized to be filed in such jurisdictions where such filing will be given effect.

            The Debtor shall pay all costs of filing any financing statement and all other costs of perfecting the security interest granted hereunder.

            8. OTHER DOCUMENTS. During the term of this Security Agreement, the Debtor agrees to execute any and all other documents which are, in the opinion of the Secured Creditor or its counsel, necessary to carry out the terms and conditions of this Security Agreement including the granting of a perfected, valid and enforceable security interest in the Collateral to the Secured Creditor.

            9. NOTICE. All notices under this Security Agreement shall be in writing and along with all other documents permitted or required to be given under this Security Agreement shall be deemed to have been given, (i) in the case of delivery, when delivered to the address set forth in the preamble to this Security Agreement and addressed to the party involved, (ii) in the case of mailing, on the third (3rd) business day after said document has been deposited in the United States Mails, postage prepaid, and sent by certified or registered mail and addressed to the other party at the address as set forth in the preamble to this Security Agreement, and (iii) in all other cases when the same has been actually received by the other party. Either party hereto may change the address at which said notices are to be sent by the giving of notice of such change to the other party as set forth herein. In the event the Secured Creditor is a corporation, all notices sent to the Secured Creditor shall not be deemed to have been given unless they are given or sent to the attention of the loan officer in charge of the account of the Debtor and in the event there is no such loan officer then to the President of the Secured Creditor.

            10. POWER OF ATTORNEY. The Debtor does hereby appoint the Secured Creditor as its attorney-in-fact to execute any and all documents which the Debtor is required to execute under the Security Agreement including, but not limited to, all financing statements and other documents which the Debtor is obligated to execute and deliver under the provisions of paragraph 7 hereof, and the Debtor further appoints the Secured Creditor as its attorney-in-fact to endorse in the Debtor's name all checks, drafts and other instruments representing or constituting payments made on the Collateral in which are made or delivered to the Secured Creditor in accordance with this Security Agreement. The power of attorney granted herein shall be irrevocable and be deemed coupled with an interest.

            11. TERM. This Security Agreement and the rights and privileges granted hereunder to the Secured Creditor shall continue and remain in full force and effect until all Liabilities have been paid in full to the Secured Creditor, and the Debtor has no further right to obtain any advances or other disbursements from the Secured Creditor. At such time, this Security Agreement shall be marked "Cancelled" and returned to the Debtor and the Secured Creditor shall further execute a termination statement in regard to any financing statement that solely relates to the Collateral. Until this Security Agreement has been so marked "Cancelled" and returned to the Debtor, this Security Agreement shall continue to secure all Liabilities and, at its option, the Secured Creditor may retain this Security Agreement and maintain the validity of any security interest granted hereunder and financing statements relating thereto for a period not to exceed one hundred twenty (120) days after all


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

Liabilities have been paid in full and, in such event, if the Debtor has not filed and there has not been filed against it any bankruptcy proceeding under the Bankruptcy Code during said period, the Secured Creditor shall then cancel this Security Agreement and terminate any financing statements as set forth herein.

            12. TIME. Time is of the essence for the purposes of this Security Agreement.

            13. WAIVER. No waiver by the Secured Creditor of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Creditor in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Creditor of any right or remedy shall include any other or further exercise thereof or the exercise of any other right or remedy. The Debtor further waives all notices whatsoever that the Debtor may be entitled to under any contract or statute including presentment, notice of dishonor, protest or notice of protest.

            14. MISCELLANEOUS. The provisions of this Security Agreement are cumulative and are in addition to the provisions of any note secured by this Security Agreement and the Secured Creditor shall have all the benefits, rights and remedies on any note secured hereby. If more than one party shall execute this Security Agreement, the term "Debtor" will mean all parties signing this Security Agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include masculine and feminine. All rights of Secured Creditor hereunder shall inure to the benefits of its successors and assigns and all duties of benefits of its successors and assigns and all duties of obligations of the Debtor hereunder shall bind the heirs, executors, administrators, successors and assigns of each Debtor.

            15. GOVERNING LAW. This Security Agreement has been delivered in the State of Florida and shall be construed in accordance with and governed by the laws of Florida.

            16. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement provided, however, if such invalidity adversely affects the substantial rights of the

Secured Creditor under this Security Agreement, all the Liability shall immediately become due and payable in full.

            17. DOCUMENTARY STAMPS. The Debtor shall pay all documentary stamps, intangible tax, as well as all other taxes and penalties due on any notes evidencing any of the Liabilities and the Debtor further agrees to indemnify and hold Secured Creditor harmless from and against any and all such documentary stamps, intangible taxes and penalties.

            18. NO THIRD PARTY BENEFICIARIES. It is the intent and understanding of the Debtor and the Secured Creditor that this Security Agreement is solely between them and for their benefit and, accordingly, no party other than the Debtor and the Secured Creditor shall have any rights or privileges under this Security Agreement either as third party beneficiaries or otherwise.

            19. COSTS AND ATTORNEYS FEES. In the event of any default under this Security Agreement or the exercise by the Secured Creditor of any of its rights hereunder, the Debtor shall promptly pay to the Secured Creditor all such costs and expenses, including attorney's fees. All such costs and expenses, including attorney's fees, shall further be deemed to be within the term "Liability" and secured by the Collateral. As used in this Security Agreement, costs and attorney's fees, shall mean costs and attorney's fees incurred in any suit, including any appeal therefrom.

            20. COMPLETE AGREEMENT. This Security Agreement constitutes the complete agreement between the parties in regard to the matters set forth herein and this Security Agreement may not be altered, amended or otherwise modified except by a writing signed by the person to be charged by said alteration, amendment or modification. This requirement that this Security Agreement may not be altered, amended or modified except by a writing, may not itself be waived except by a writing.

            21. WAIVER OF JURY TRIAL. THE DEBTOR AND THE SECURED CREDITOR HEREBY EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER CAREFUL CONSIDERATION AND AN OPPORTUNITY TO SEEK LEGAL ADVICE, WAIVE THEIR RESPECTIVE RIGHTS TO HAVE A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR IN ANY WAY CONNECTED WITH ANY OF THE PROVISIONS OF THIS SECURITY AGREEMENT, THE LOAN AGREEMENT, THE PROMISSORY NOTES, OR ANY OTHER LOAN DOCUMENTS EXECUTED IN CONJUNCTION WITH THE LOAN.

            IN WITNESS WHEREOF, the Debtor has executed this Security Agreement as of the date and year first above written.

Signed, sealed and delivered in the presence of:


                                    AIRTRAN AIRWAYS, INC.


/s/ Peter J. Fides, II            By:/s/ John F. Horn
-------------------------           -------------------
(Signature of Witness)                John F. Horn
                                      President and Chief
 Peter J. Fides, II                   Executive Officer
 -----------------------
(Print Name of Witness)
                                        (CORPORATE SEAL)

/s/ Maria L. Velez
 -----------------------
(Signature of Witness)

 Maria L. Velez
 -----------------------
(Print Name of Witness)

As to Debtor

                                   AIRWAYS CORPORATION



/s/ Peter J. Fides, II             By: /s/ John F. Horn
 -----------------------               --------------------
(Signature of Witness)                 John F. Horn
                                       President
Peter J. Fides, II
 -----------------------
(Print Name of Witness)
                                       (CORPORATE SEAL)

/s/ Maria L. Velez
 -----------------------
(Signature of Witness)

Maria L. Velez
 -----------------------
(Print Name of Witness)

As to Debtor



                                    SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
                                    ASSOCIATION



                                    By: /s/ William C. Barr, III
                                        ---------------------------------
                                       William C. Barr, III,
                                       First Vice President

                                    EXHIBIT A

                      DESCRIPTION OF PERMITTED ENCUMBRANCES

      1.    Lease of the following aircraft from Polaris Holding Company:

            a. Boeing 737-219, U.S. registration No. N460AC, together with engine and related equipment.

            b. Boeing 737-200, U.S. registration No. N461AC, together with engines and related equipment.

      2.    Lease of the following aircraft from CIT Leasing Corporation:

            a. Boeing 737-297, U.S. registration No. N730AL, together with engines and related equipment.

            b. Boeing 737-214, U.S. registration No. N467AT, together with engines and related equipment.

            c. Boeing 737-222, U.S. registration No. N144AW, together with engines and related equipment.

      3. Dell Computer system, Karouvas Weatherlink FileServer and Karouvas Satellite Recovery System leased from Leasetec Corporation.

      4.    Lease with Interlease Aviation.

      5.    Lease of rotable equipment from Baron International.

      6.    Lease with Polaris Aircraft Leasing AB.

      7.    Notes secured by Aircraft.

      8.    Lease of office equipment, furnishings and computer equipment.

                                    EXHIBIT B

                               PLACES OF BUSINESS



Address                                          Owned or Leased
-------                                          ---------------

6280 Hazeltine National Drive                        Leased
Orlando, Florida 32822



4170 Wiley Drive                                      Leased
Orlando, Florida  32827
